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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): May 18, 2006

                           GRANITE MASTER ISSUER PLC
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                  333-133279
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE TRUSTEES LIMITED
            (Exact name of registrant as specified in its charter)
                            Jersey, Channel Islands
                (State or other jurisdiction of incorporation)
                                 333-133279-02
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                              22 Grenville Street
                  St. Helier, Jersey JE4 8PX, Channel Islands
                   (Address of principal executive offices)
                              +44 (0)1534 609 333
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE FUNDING 2 LIMITED
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                 333-133279-01
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8     Other Events

Item 8.01.    Other Events

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Granite Master Issuer plc, Granite Finance Trustees Limited and Granite Finance Funding 2 Limited are filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the Series 2006-2 Class A1, Class A4, Class B1, Class B2, Class M1, Class M2 and Class C1 Notes issued by Granite Master Issuer plc (the "Notes").

Incorporation of Certain Documents by Reference

The consolidated financial statements of Deutsche Bank Aktiengesellschaft ("Deutsche Bank") and its subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, which were prepared in accordance with U.S. GAAP and included in, or as exhibits to, Deutsche Bank's Annual Report on Form 20-F for the year ended December 31, 2005 (which was filed with the Commission on March 23, 2006) (the "Deutsche Bank Financial Statements"), are incorporated by reference in the prospectus supplement relating to the Notes. The Deutsche Bank financial statements are incorporated by reference in the prospectus supplement relating to the Notes in reliance upon the audit report of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.


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Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)   Shell Company Transactions:

         Not applicable.


(d)  Exhibits:

Exhibit No.       Description

23.1              Consent of KPMG Deutsche Treuhand-Gesellschaft
                  Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
                  independent registered public accounting firm of Deutsche Bank Aktiengesellschaft


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   May 18, 2006


                                               GRANITE MASTER ISSUER PLC


                                               By: /s/ Ian Bowden
                                               --------------------------------
                                               Name:  Ian Bowden
                                               Title: Director



Date:    May 18, 2006


                                               GRANITE FINANCE FUNDING 2 LIMITED


                                               By: /s/ Ian Bowden
                                               --------------------------------
                                               Name:  Ian Bowden
                                               Title: Director

Date:    May 18, 2006


                                               GRANITE FINANCE TRUSTEES LIMITED


                                               By: /s/ Dean Godwin
                                               --------------------------------
                                               Name:  Dean Godwin
                                               Title: Director


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                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.

23.1              Consent of KPMG Deutsche Treuhand-Gesellschaft
                  Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
                  independent registered public accounting firm of Deutsche Bank Aktiengesellschaft


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